MULTI-MANAGER EMERGING MARKETS EQUITY FUND

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS – MULTI-MANAGER EMERGING MARKETS EQUITY FUND

SUPPLEMENT DATED NOVEMBER 21, 2008 TO PROSPECTUS DATED NOVEMBER 19, 2008

The second paragraph on page 12 is amended and restated as follows:

Axiom International Investors, LLC (“Axiom”). Axiom has managed a portion of the Fund since November 2008. Axiom is a Delaware limited liability company located at 55 Railroad Avenue, 3rd Floor, Greenwich, Connecticut and was founded in 1998. As of March 31, 2008, Axiom had assets under management of approximately $11.9 billion. Luiz Soares and Chris Lively are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Axiom. Mr. Soares has been a Lead Portfolio Manager at Axiom since 2007, prior to which he was a Senior Analyst for Americas at Axiom International Investors. Mr. Lively has been a CFA Portfolio Manager at Axiom since 2008, prior to which he was a portfolio manager for Asia ex-Japan at Clay Finlay. Axiom employs a bottom-up, growth-oriented investment discipline that relies on detailed fundamental stock analysis to identify companies that are improving more quickly than is generally expected in the current operating fundamentals of the business. This discipline is rooted in Axiom’s basic philosophy that companies that report better than expected operating results, or positive surprises relative to forecasts that are built into consensus expectations, will generally outperform. Axiom’s primary emphasis is therefore to isolate those companies that are likely to exceed expectations, which it does by identifying and monitoring the key business drivers of each stock. Axiom believes that key business drivers are essentially the leading indicators of earnings and stock price performance.

The fourth paragraph on page 12 is amended and restated as follows:

Westwood Global Investments, LLC (“Westwood”). Westwood has managed a portion of the Fund since November 2008. Westwood is a Massachusetts limited liability company located at 99 Summer Street, Suite 1130, Boston, Massachusetts and was founded in 2003. As of July 31, 2008, Westwood had assets under management of approximately $1 billion. Meg Reynolds and Bryan Ward are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Westwood. Ms. Reynolds has 22 years of broad investment experience, and has served as Principal of Westwood since 2003. Mr. Ward has 18 years of broad investment experience, and has served as Principal of Westwood since 2003. Westwood’s investment strategy with regard to the Fund seeks to achieve long-term performance driven by a bottom-up stock selection process in global emerging markets.

NORTHERN FUNDS PROSPECTUS

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MMF SPT EMG (11/08)